SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
              CURRENT REPORT PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):   February 11, 2004


                              THE DRESS BARN, INC.
             (Exact name of registrant as specified in its charter)


                                   Connecticut
                 (State or other Jurisdiction of Incorporation)


0-11736                                                06-0812960
Commission File                                     (I.R.S. Employer
Number)                                             Identification No.)


30 Dunnigan Drive, Suffern, New York                      10901
(Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code:      (845) 369-4500

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

--------------------------------------------------------------------------------

Item 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE

     On February 11, 2004, The Dress Barn Inc. (the "Company") issued a press release announcing that the Board of Directors elected Marc Lasry to serve as a director of the Company. A copy of this press release is attached hereto as
Exhibit 99.1.



Item 7.   EXHIBITS

99.1    Press Release issued February 11, 2004




SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           THE DRESS BARN INC.
                                             (Registrant)


Date: February 11, 2004                    BY: /S/ ARMAND CORREIA
                                               Armand Correia
                                               Senior Vice President
                                               (Principal Financial
                                               and Accounting Officer)

                                  EXHIBIT INDEX

Exhibit Number   Description
--------------   --------------------------------------------------------
99.1             Press Release, issued February 11, 2004
                 "The Dress Barn, Inc. Announces Election of New Board Member"
                  (filed with this Current Report on Form 8-K)